EXHIBIT 99.1

GlobalSantaFe Fleet Status

as of 11.04.04

	Rig Name	Rated Water Depth	Rig Design	Location	Change from Previous Month	Status	Start Date	Estimated Current Contract End Date	Dayrate (in thousands)	Additional Commitments and Other Information*
JACKUPS (46)
1	GSF Britannia	200’	Bret Engineering	UK North Sea	Yes	Contracted	early Jul 02	late Jan 05		Dayrate adjusted every 3-months based on market dayrate; dayrate for Oct 04 thru Dec 04 estimated in low $50s; Upgrades scheduled early Feb 05 - late Feb 05; followed by 2-year commitment (first year in mid $50s; second year in low $60s)
2	GSF Compact Driller	300’	MLT 116-C	Thailand		Contracted	late Aug 02	late Oct 07		Dayrate adjusted every 3-months based on market dayrate; dayrate for Oct 04 thru Dec 04 estimated in low $60s
3	GSF Constellation I	400’	F&G JU 2000	Trinidad		Contracted	early Aug 04	late Aug 07	high $70s
4	GSF Constellation II	400’	F&G JU 2000	Argentina	Yes	Contracted	mid Oct 04	early Jul 05	mid $70s
5	GSF Galaxy I	400’	F&G L-780 Mod VI	UK North Sea	Yes	Contracted	mid May 04	mid Nov 04	mid $90s	Followed by 1 1/2-month survey
6	GSF Galaxy II	400’	KFELS Mod VI	East Canada	Yes	Standby	mid Oct 04	mid Nov 04	low $60s	Followed by 2-month contract in low $100s; followed by 3 1/2-month contract in mid $110s
7	GSF Galaxy III	400’	KFELS Mod VI	UK North Sea	Yes	Contracted	early May 04	mid Feb 05	low $90s	Followed by 5 1/2 month available period; followed by 600 day contract in mid $90s commencing in Aug-2005
8	GSF Galveston Key	300’	MLT 116-C	Vietnam	Yes	Contracted	early May 02	late Oct 05		Dayrate adjusted every three months based on market dayrate; dayrate for Oct 04 thru Dec 04 estimated in high $60s
9	GSF Adriatic I	300’	MLT 116-C	Nigeria	Yes	Contracted	late Jun 04	early Nov 04	mid $50s	Followed by 1-week survey; followed by 1-month commitment in high $50s
10	GSF Adriatic II	350’	MLT 116-C	MOB to Angola		MOB	early Oct 04	mid Nov 04		Followed by 2 1/2-year contract in mid $50s
11	GSF Adriatic III	350’	MLT 116-C	Gulf of Mexico	Yes	Contracted	early Oct 04	late Nov 04	low $40s	Followed by 1 1/2-month contract in low $50s
12	GSF Adriatic V	300’	MLT 116-C	Angola		Contracted	late Sep 04	early Mar 07	mid $50s
13	GSF Adriatic VI	300’	MLT 116-C	Equatorial Guinea	Yes	Contracted	mid Oct 04	mid Dec 04	low $50s
14	GSF Adriatic VII	350’	MLT 116-C	Trinidad	Yes	Contracted	mid Jun 04	late Dec 04	low $60s	Followed by 2-month MOB to the GOM
15	GSF Adriatic VIII	328’	MLT 116-C	Nigeria		Contracted	late Mar 04	early Mar 06	mid $50s
16	GSF Adriatic IX	350’	MLT 116-C	Gabon	Yes	Upgrades	mid Jul 04	mid Dec 04		Followed by 8 1/2-month contract in low $50s
17	GSF Adriatic X	350’	MLT 116-C	Egypt	Yes	Committed	early Nov 04	early Nov 05	low $60s
18	GSF Adriatic XI	300’	MLT 116-C	Indonesia	Yes	Contracted	mid Oct 04	early Jan 05	mid $70s
19	GSF Baltic	375’	MLT SUPER300	Nigeria		Contracted	early Jul 04	early Oct 05	mid $60s
20	GSF High Island I	250’	MLT 82-SD-C	Gulf of Mexico	Yes	Contracted	late Oct 04	late Nov 04	low $40s	Followed by 1 1/2-month commitment in low $40s
21	GSF High Island II	270’	MLT 82-SD-C	Gulf of Mexico	Yes	Contracted	early Jan 04	late Dec 04		Dayrate adjusted monthly based on market dayrate; dayrate for Nov 04 estimated in low $40s
22	GSF High Island III	250’	MLT 82-SD-C	Gulf of Mexico	Yes	Contracted	early Apr 04	late Dec 04		Dayrate adjusted monthly based on market dayrate; dayrate for Nov 04 estimated in low $40s
23	GSF High Island IV	270’	MLT 82-SD-C	Gulf of Mexico		Contracted	late Aug 04	late Nov 04	low $40s
24	GSF High Island V	270’	MLT 82-SD-C	Gabon		Contracted	early Oct 04	late Dec 04	mid $40s	Followed by 8-month contract in high $40s
25	GSF High Island VII	250’	MLT 82-SD-C	Gabon	Yes	Contracted	early Oct 04	mid Nov 04	mid $40s	1-week survey in late Jan 05; followed by 6-month commitment in high $40s commencing Feb 05
26	GSF High Island VIII	250’	MLT 82-SD-C	Gulf of Mexico	Yes	Contracted	late Oct 04	late Dec 04	mid $40s
27	GSF High Island IX	250’	MLT 82-SD-C	Qatar		Contracted	mid Jul 04	late Dec 04	mid $20s	Accomodation mode
28	GSF Labrador	300’	CFEMT-2005-C	UK North Sea	Yes	Contracted	early Nov 04	late Mar 05	low $50s	Accomodation mode
29	GSF Main Pass I	300’	F&G L780-II	Gulf of Mexico	Yes	Contracted	early Jul 02	late Dec 04		Dayrate adjusted monthly based on market dayrate; dayrate for Nov 04 estimated in low $40s
30	GSF Main Pass IV	300’	F&G L780-II	Gulf of Mexico	Yes	Contracted	late Oct 04	late Nov 04	mid $40s
31	GSF Key Gibraltar	300’	MLT 84-C (modified)	Singapore	Yes	Contracted	early Oct 04	mid Oct 05		Dayrate adjusted every three months based on market dayrate; dayrate for Oct thru Dec estimated in mid $60s
32	GSF Key Hawaii	300’	Mitsui 300-C	Qatar	Yes	Upgrades	mid Sep 04	mid Nov 04		Followed by 2-year contract in low $50s
33	GSF Key Manhattan	350’	MLT 116-C	Egypt		Contracted	early Jul 04	early Jul 06	high $50s
34	GSF Key Singapore	350’	MLT 116-C	Egypt	Yes	Contracted	late Jun 04	mid Mar 05	low $60s	1-month repair period May 2005
35	GSF Magellan	350’	F&G L-780 Mod V	UK North Sea	Yes	Committed	early Nov 04	early Jan 06	low $90s
36	GSF Monarch	350’	F&G L-780 Mod V	UK North Sea	Yes	Contracted	early Oct 04	late Jan 05	high $60s	Followed by 2-year commitment (first year in low $70s; second year in mid $70s)
37	GSF Monitor	350’	F&G L-780 Mod V	Trinidad	Yes	Contracted	mid Oct 03	late Nov 04	mid $60s
38	GSF Parameswara	300’	Baker Marine BMC 300 IC	Indonesia		Contracted	late Oct 02	mid Dec 05	low $70s	2-week survey early Mar 05
39	GSF Rig 103	250’	MLT 52-C	Qatar	Yes	Contracted	early Oct 04	late Sep 06	high $40s
40	GSF Rig 105	250’	MLT 52-C	Gulf of Suez		Contracted	mid Dec 02	mid Dec 04	low $30s
41	GSF Rig 124	250’	Modec 200C-45	Gulf of Suez		Contracted	early Oct 04	mid Dec 04	mid $30s	Followed by 2-month commitment in mid $30s
42	GSF Rig 127	250’	F&G L-780 Mod II	Qatar		Contracted	early Jun 04	late May 06	high $40s
43	GSF Rig 134	300’	F&G L-780 Mod II	Malaysia	Yes	Contracted	early Oct 04	mid Oct 05	mid $50s
44	GSF Rig 136	300’	F&G L-780 Mod II	Indonesia		Contracted	early Jun 04	late Oct 05	low $60s	Upgrades early Jan 05 thru mid Jan 05
45	GSF Rig 141	250’	MLT 82-SD-C	Gulf of Suez		Contracted	early Feb 04	late Jan 05	mid $30s

GlobalSantaFe Fleet Status

as of 11.04.04

	Rig Name	Rated Water Depth	Rig Design	Location	Change from Previous Month	Status	Start Date	Estimated Current Contract End Date	Dayrate (in thousands)	Additional Commitments and Other Information*
SEMISUBMERSIBLES (11)
1	GSF Aleutian Key	2,300’	F&G Enhanced Pacesetter	Equatorial Guinea	Yes	Available	mid Oct 04	late Nov 04		Followed by 2-month commitment in low $50s
2	GSF Arctic I	3,400’	F&G L-907	Venezuela		Contracted	early Aug 04	late Apr 05	low $60s
3	GSF Arctic III	1,800’	F&G L-907	UK North Sea	Yes	Contracted	late Sep 04	mid Dec 04	low $50s	Followed by 2 1/2-months available; followed by 3-week survey early Mar 05; Followed by 3-month commitment in low $100s commencing Jul 05
4	GSF Arctic IV	1,800’	F&G L-907	UK North Sea		Contracted	early Jul 04	late Dec 04	high $50s	Followed by 3-months available; followed by 9-month commitment in mid $60s commencing Apr 2005
5	GSF Celtic Sea	5,750’	F&G L-907	Gulf of Mexico	Yes	Contracted	mid Sep 04	late Dec 04	low $80s	Followed by 2-month contract in low $90s; followed by 6 1/2-month contract in low $80s
6	GSF Development Driller I	7,500’	F&G ExD	Singapore	Yes	New Build				Estimated shipyard delivery 1Q05; followed by 3-month MOB to GOM; followed by early Jun 2-year contract in low $210s
7	GSF Development Driller II	7,500’	F&G ExD	Singapore		New Build				Estimated shipyard delivery 1Q05; followed by 3-month MOB to GOM; followed by early July 2005 3-year contract in low $180s
8	GSF Grand Banks	1,500’	AKER H-3.2	East Canada		Contracted	early Jul 03	mid Jul 05	$107s
9	GSF Arctic II	1,200’	F&G L-907	UK North Sea		Cold stacked				Cold stacked
10	GSF Rig 135	2,400’	F&G 9500 Enhanced Pacesetter	Equatorial Guinea	Yes	Contracted	mid Jan 03	late Dec 04	mid $70s
11	GSF Rig 140	2,400’	F&G 9500 Enhanced Pacesetter	UK North Sea	Yes	Contracted	early Nov 04	late Nov 04	mid $50s	Followed by 4-month contract in low $50s; followed by 6-month commitment in high $50s
DRILLSHIPS (3)
1	GSF C.R. Luigs	9,000’	GMDC	Gulf of Mexico		Contracted	early May 04	early Nov 04	low $150s	Followed by 3-month contract in low $100s; followed by 3-month contract in mid $150s; followed by 3-month contract in low $180s
2	GSF Explorer	7,800’	GMDC	Gulf of Mexico		Contracted	late Aug 04	late Dec 04	mid $130s	Followed by 11-month commitment in mid $130s (includes Apr-May MOB at $100)
3	GSF Jack Ryan	8,000’	GMDC	Brazil		Contracted	mid Jul 04	mid Nov 04	low $140s	Followed by 1 1/2-month contract in mid $140s

	Operated by Joint Venture (2)	Rated Drilling Depth	Rig Design	Location	Change from Previous Month	Status	Start Date	Estimated Current Contract End Date	Dayrate (in thousands)	Additional Commitments and Other Information*
1	Dada Gorgud	1,557’	F&G Pacesetter	Caspian Sea		Contracted	mid Mar 00	late Dec 06	low $100s
2	Istiglal	2,297’	F&G Pacesetter	Caspian Sea		Available				Coldstacked until the third quarter of 2005

*Customer commitments referred to in this column are evidenced by formal contracts only when so noted.

There is no implication or guarantee that present commitments not yet evidenced by contracts will result in contracts or that such contracts will be on terms identical to the commitments.

In addition, the duration of commitments and contracts indicated in this column is, in some cases, an estimate based on the number of wells to be drilled pursuant to such commitments and contracts.

In addition to the dayrate revenues set forth in this fleet status table, the company receives miscellaneous revenues not included in the table. During the third quarter 2004, miscellaneous revenues were approximately 30.9 million, including 7.1 million of cost reimbursements. The revenues were the result of rig mobilization fees and miscellaneous fees including catering, labor, material, rental, handling, and incentive bonuses. We anticipate similar amounts of miscellaneous revenues in upcoming quarters, but such revenues could vary due to the type of services requested.

Forward-Looking Statements

Under the Private Securities Litigation Reform Act of 1995, companies are provided a “safe harbor” for discussing their expectations regarding future performance. We believe it is in the best interests of our shareholders and the investment community to use these provisions and provide such forward-looking information. We do so in this current report on Form 8-K and in other communications. Our forward-looking statements include things such as: (a) our anticipation that miscellaneous revenues in upcoming quarters will be similar to those in the third quarter of fiscal 2004; (b) estimated dayrates (c) current term, start and end dates of contracts; (d) periods in which rigs will be cold stacked; and (e) other statements that are not historical facts.

Our forward-looking statements speak only as of the date of this current report on Form 8-K and are based on available industry, financial and economic data and our operating and financing plans as of that date. They are also inherently uncertain, and investors must recognize that events could turn out to be materially different from what we expect.

Factors that could cause or contribute to such differences include, but are not limited to: (a) market conditions in the offshore contract drilling industry; (b) competition; (c) operating hazards inherent in drilling for oil and gas offshore; (d) the political environment of oil-producing regions; and (e) such other risk factors as may be discussed in our latest annual report on Form 10-K and subsequent reports filed with the U.S. Securities and Exchange Commission.

We disclaim any obligation or undertaking to disseminate any updates or revisions to our statements, forward-looking or otherwise, to reflect changes in our expectations or any change in events, conditions or circumstances on which any such statements are based.

Definitions:

low = 0, 1, 2, 3.999 ie: 50,000—53,999

mid = 4, 5, 6.999 ie: 54,000—56,999

high = 7, 8, 9.999 ie: 57,000—59,999

Cold Stacked = a rig which is removed from service, the crew is released, and little or no scheduled maintenance is performed in anticipation of a prolonged period before the rig reenters service.